EXHIBIT 10.2
EXECUTION VERSION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT, dated as of June 28, 2016 (this “Amendment”), among TRU Europe Limited (the “European Parent Guarantor”), TRU Iberia Holdings 1, S.L.U. (formerly known as Nutley, S.L.U.) (the “Spanish Parent Guarantor”), TRU Australia Holdings, LLC (the “Australian Parent Guarantor”), Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “U.K. Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026) (the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us Iberia, S.A.U. (the “Spanish Borrower” and, together with the U.K. Borrowers, the Australian Borrower and the German Borrower, collectively, the “Borrowers”, and individually, a “Borrower”), TRU (UK) H7 Limited (“Midco1”), TRU (UK) H8 Limited (“Midco2”), Toys “R” Us Holdings Limited (“TRU Holdings”), Toys “R” Us Financial Services Limited (“TRU Financial Services”), Toys “R” Us Properties Limited (“TRU Properties”), TRU (UK) H4 Limited (“TRU H4”), TRU (France) Finance Ltd. (“TRU France Finance”), TRU (France) Holdings Ltd. (“TRU France Holdings” and, together with the European Parent Guarantor, Midco1, Midco2, the Australian Parent Guarantor, TRU Holdings, TRU Financial Services, TRU Properties, TRU H4 and TRU France Finance, collectively the “U.K. Guarantors”), Babies “R” Us (Australia) Pty Ltd (ABN 56 073 394 117) (“Babies “R” Us (Australia)”), Toys “R” Us SARL (“Toys SARL”), TRU (BVI) Finance II, Ltd. (the “BVI Guarantor”), TRU (UK) H6, LLC (the “U.S. Guarantor”), TRU Iberia Holdings 2, S.L.U. (formerly known as Avenal Investment, S.L.) (“Midco4”, and together with the Spanish Parent Guarantor, the “Spanish Guarantors”), the other Obligors party hereto, the Lenders party hereto and Deutsche Bank AG New York Branch, as Administrative Agent.
WHEREAS, the Borrowers, the other Obligors, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Syndicated Facility Agreement, dated as of December 18, 2015 (as the same has been amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”).
WHEREAS, the Obligors have requested, and the Administrative Agent and the Lenders party to this Amendment have agreed, to amend the Facility Agreement on and subject to the terms and conditions set forth herein.
THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Facility Agreement.
SECTION 2.    Amendments to Facility Agreement. Effective as of the Amendment Effective Date (as defined below), the Facility Agreement is hereby amended as follows:

(a)    Section 1.01 of the Facility Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Bail-in Action” means the application of any Write-Down or Conversion Powers by an EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Dutch Obligor” shall mean any Obligor incorporated in the Netherlands, which from and after the Dutch Obligor Completion Date shall include TRU Global Imports B.V.
“Dutch Obligor Completion Date” shall mean the date on which all of the documents listed in Schedule 1.01(e) shall have been delivered to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Non-Obligor Parent Entity” means Parent or any direct or indirect Subsidiary of Parent which is not an Obligor or a Subsidiary of an Obligor.

“Obligor Specified Debt” shall have the meaning provided in Section 10.04(xxii).
“Parent Specified Debt” shall have the meaning provided in Section 10.04(xxii).
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.;
(b)    Section 1.01 of the Facility Agreement is hereby amended by amending and restating the definition of “Consolidated Interest Expense” contained therein to read in its entirety as follows:
“Consolidated Interest Expense” shall mean, for any period, the total consolidated interest expense (including that attributable to Capitalized Lease Obligations in accordance with GAAP) of the Parent Guarantors and their respective Subsidiaries payable in cash (including, without limitation, all commissions, discounts and other commitment and banking fees and charges (e.g., fees with respect to letters of credit) for such period (calculated without regard to any limitations on payment thereof)), adjusted to (i) include (x) the aggregate amount of cash Dividends made by the Obligors in respect of (and the proceeds of which are applied to make) payments of interest on Parent Specified Debt during such period pursuant to Section 10.03(xii) and (y) the aggregate amount of Intercompany Loans made by the Obligors in respect of (and the proceeds of which are applied to make) payments of interest on Parent Specified Debt during such period pursuant to Section 10.05(xxiv) and (ii) exclude (to the extent the same would otherwise be included in the calculation above in this clause) (w) any payments of interest in respect of the Specified Debt solely to the extent paid directly with the proceeds of a cash common equity contribution or shareholder loan (to the extent the same is subject to a subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which such shareholder loan is subordinated to the Secured Obligations), in each case made to any of the Borrowers by a direct or indirect shareholder thereof that is not an Obligor (any such cash common equity contribution and/or shareholder loans, the “Permitted Specified Debt Payment Sources”), provided that such payment of interest shall be made within 30 days upon the receipt of such proceeds (or such later date as may be agreed to by Administrative Agent in its sole discretion), (x) any payment of interest in respect of the Specified Debt made directly by a Person that is not an Obligor, (y) the amortization of any deferred financing costs for such period and (z) any interest expense actually “paid in kind” or accreted during such period, all as determined on a consolidated basis in accordance with GAAP.;

(c)    Section 1.01 of the Facility Agreement is hereby amended by amending the definition of “Defaulting Lender” contained therein by deleting the reference to “or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity” contained therein and replacing the same with “(ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, or (iii) become the subject of a Bail-in Action”;
(d)    Section 1.01 of the Facility Agreement is hereby amended by amending the definition of “Guarantor” contained therein by deleting the reference to “ and (d) each Subsidiary of each Parent Guarantor required to execute this Agreement as a Guarantor as required by the Collateral and Guaranty Requirements, excluding, for the avoidance of doubt, on and after the occurrence of, and after giving effect to, the Second Restatement Effective Date, Toys SARL” contained therein and replacing the same with “, (d) any Dutch Obligor and (e) each Subsidiary of each Parent Guarantor required to execute this Agreement as a Guarantor as required by the Collateral and Guaranty Requirements, excluding, for the avoidance of doubt, on and after the occurrence of, and after giving effect to, the Second Restatement Effective Date, Toys SARL”;
(e)    Section 1.02 of the Facility Agreement is hereby amended by moving the term “and” at the end of clause 1.02(a) to the end of clause 1.02(b) and adding the following to the end of such Section:
“(c)    in this Agreement, where it relates to a Dutch Obligor, a reference to:
(i)    a necessary action to authorize, where applicable, includes without limitation:

(A)	any action required to comply with the Dutch Works Councils Act (Wet op de ondernemingsraden); and

(B)	obtaining an unconditional positive advice (advies) from the competent works council(s);
(ii)    a winding‑up, administration or dissolution includes a Dutch Obligor being:

(A)	declared bankrupt (failliet verklaard); or

(B)	dissolved (ontbonden);

(iii)    a moratorium includes surseance van betaling and emergency regulations (noodregeling) and granted a moratorium includes surseance verleend;
(iv)    a trustee in bankruptcy includes a curator;
(v)    an administrator includes a bewindvoerder;
(vi)    a receiver or an administrative receiver does not include a curator or bewindvoerder;
(vii)    a subsidiary includes a dochtermaatschappij as defined in the Dutch Civil Code;
(viii)    an attachment includes a beslag;
(ix)    a director means a managing director (bestuurder) and board of directors its managing board (bestuur); and
(x)    a “security interest” includes, in respect of a Dutch Obligor or in connection with any security in the Netherlands, any mortgage (hypotheek), pledge (pandrecht), a retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht) a right of retention (recht van retentie), a right to reclaim goods (recht van reclame) and in general any right in rem (beperkt recht) created for the purpose of granting security (goederenrechtelijke zekerheid).”;
(f)    Section 5.04.8 of the Facility Agreement is hereby amended by amending clauses (i), (ii), (iii) and (iv) therein to redesignate same as (a), (b), (c) and (d);
(g)    Section 5 of the Facility Agreement is hereby amended by adding the following Section 5.07 to the end of such Section:
“5.07    FATCA Grandfathering Status.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Restatement Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans made pursuant to the Second Amended and Restated Syndicated Facility Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”;
(h)    Section 9.01 of the Facility Agreement is hereby amended by amending clause (c) therein to delete the reference to “(or, in the case of any Obligor organized in Spain or France, within 180 days)” contained therein and replace the same with “(or, (I) in the case of any Obligor organized in Spain or France, within 180 days, and (II) in the case of any Obligor organized under the laws of England and Wales and solely with respect to the Fiscal Year ending on January 30, 2016, within 240 days)”;

(i)    Section 10.01 of the Facility Agreement is hereby amended by amending and restating clause (xviii) therein to read in its entirety as follows:
“(xviii)     bankers’ Liens, Liens in favor of securities intermediaries, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more deposit or securities accounts maintained by any Group Member, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or banks with respect to cash management and operating account arrangements including Liens arising under the general business conditions of a German or Dutch credit institution with which any Group Member maintains a banking relationship;”
(j)    Section 10.01 of the Facility Agreement is hereby amended by amending clause (xxx) therein to add “(or guarantees thereof)” immediately after the reference to “Specified Debt” contained therein;
(k)    Section 10.03 of the Facility Agreement is hereby amended by (x) deleting the reference to “and” at the end of clause (x) therein, (y) deleting the reference to “.” at the end of clause (xi) therein and replacing the same with “; and” and (z) inserting the following clause (xii) at the end of such Section:
“(xii)    any Obligor may pay Dividends, in an aggregate amount per annum not to exceed, together with any Intercompany Loans made pursuant to Section 10.05(xxiv), the sum of (x) 1.00% of the original aggregate principal amount of the Parent Specified Debt plus (y) 6.00% of the aggregate outstanding principal amount of the Parent Specified Debt, to any Non-Obligor Parent Entity the proceeds of which are used by such Non-Obligor Parent Entity to pay amortization and interest payments in respect of the Parent Specified Debt.”;
(l)    Section 10.04 of the Facility Agreement is hereby amended by amending and restating clause (xxii) therein to read in its entirety as follows:
“(xxii)    subject to and upon the terms and conditions set forth herein, (1) the European Parent Guarantor, Midco2 or a Subsidiary of the Parent Guarantors reasonably acceptable to the Administrative Agent may, by written notice to the Administrative Agent, incur Indebtedness (such Indebtedness and any Refinancing Indebtedness thereof, the “Obligor Specified Debt”) or (2) the Obligors and their Subsidiaries may, by written notice to the Administrative Agent, incur Indebtedness in the form of guarantees of Indebtedness incurred by a Non-Obligor Parent Entity (any such Indebtedness of a Non-Obligor Parent Entity that is guaranteed by one or more Obligors and/or their Subsidiaries, and any Refinancing Indebtedness thereof, the “Parent Specified Debt”; each of the Obligor Specified Debt and the Parent Specified Debt also being referred to as the “Specified Debt”), in each case the proceeds of which are used (directly or indirectly) solely to refinance indebtedness of Parent (or which is issued solely in exchange for the retirement of indebtedness of Parent) in an aggregate principal amount not to exceed $575,000,000 plus an additional amount equal to $75,000,000 less the aggregate principal amount of all Indebtedness incurred under Section 10.04(xxiii); provided that:
(A)    no Specified Debt shall have a scheduled maturity or termination date prior to the date six months after the Maturity Date;
(B)    the Administrative Agent shall have received a certificate in form reasonably satisfactory to the Administrative Agent and signed on behalf of the Obligor’s Agent, certifying on behalf of each Borrower that the conditions under this Agreement to incur or guarantee the Specified Debt have been satisfied, the date on which the Specified Debt will be incurred and attaching copies of the definitive Specified Debt Documents;
(C)    the Specified Debt may not benefit from any guarantees or be secured other than (I) guaranties from the Guarantors (substantially in the form of the Guaranty) which may be secured solely on a junior basis on the Collateral; provided that the same shall be subject to a Specified Debt Intercreditor Agreement; (II) guaranties from any Propco which may be secured on a senior lien basis by the capital stock of such Propco and/or the assets of such Propco; provided that such Propco shall also guaranty the Secured Obligations and such capital stock and/or assets shall also secure the Secured Obligations on a junior lien basis on terms reasonably acceptable to the Administrative Agent (provided, however, (x) such junior lien shall only be junior to (i) the senior lien which secures the Specified Debt and (ii) any lien which the senior lien referred to in clause (i) is also junior to and (y) if the senior lien pledge is released, the junior lien pledge shall be automatically released simultaneously); and/or (III) guaranties from the Parent and its Subsidiaries which may be secured by their respective assets (other than, in each case, the Parent Guarantors or any of their Subsidiaries, except as provided in the preceding clauses (I) and (II) or with respect to assets not constituting Collateral of the Parent Guarantors or their Subsidiaries, on a junior lien basis to the extent that the Secured Obligations are secured on a first lien basis subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent which shall provide the Security Agent with instruction priority with respect to any enforcement actions consistent with the requirements set forth in clause (x) of the definition of Specified Debt Intercreditor Agreement); and
(D)    no payments of interest and/or principal in respect of the Specified Debt shall be permitted by any Group Member, other than (x) amortization payments in an amount less than or equal to 1.00% per annum (of the original aggregate principal amount incurred thereof) and (y) regularly scheduled interest payments in an amount less than or equal to 6.00% per annum (of the aggregate outstanding principal amount thereof) unless, (A) Payment Conditions are met or (B) such payments are made solely with the proceeds of Refinancing Indebtedness (that otherwise meets the requirements with respect to Specified Debt) or a Permitted Specified Debt Payment Source so long as no Default or Event of Default has occurred and is continuing at the time of such refinancing and after giving effect thereto (and for the avoidance of doubt, whether or not Payment Conditions are then satisfied), with any such Refinancing Indebtedness to be deemed to be “Specified Debt” for all purposes under this Agreement after the incurrence thereof in accordance with the term set forth herein;”;
(m)    Section 10.04 of the Facility Agreement is hereby amended by amending and restating clause (xxiii) therein to read in its entirety as follows:
“(xxiii) so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness incurred by any Borrower and its respective Subsidiaries in an aggregate principal amount not to exceed the Pounds Sterling Equivalent of $75.0 million at any one time outstanding, which Indebtedness shall be unsecured unless otherwise permitted under Section 10.01(xxix); provided, however, the aggregate principal amount allowed to be incurred pursuant to this Section 10.04(xxiii) shall be reduced dollar-for-dollar to the extent any portion of the Pounds Sterling Equivalent of $75.0 million was used to increase the Specified Debt above $575,000,000; and”;
(n)    Section 10.04 of the Facility Agreement is hereby amended by inserting the following clauses (xxiv) and (xxv) at the end of such Section:
“(xxiv) Indebtedness consisting of any joint and several liability arising as a result of (including the establishment of) a fiscal unity (fiscale eenheid) between any Dutch Obligors; and
(xxv) Indebtedness consisting of any guarantee granted pursuant to a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant section 2:404(2) of the Dutch Civil Code).”;
(o)    Section 10.05 of the Facility Agreement is hereby amended by (x) deleting the reference to “and” at the end of clause (xxiii) therein, (y) redesignating clause (xxiv) as new clause (xxv) and (z) inserting the following new clause (xxiv):
“(xxiv)     any Obligor may make Intercompany Loans, in an aggregate amount per annum not to exceed, together with any Dividends made pursuant to Section

10.03(xii), the sum of (x) 1.00% of the original aggregate principal amount of the Parent Specified Debt plus (y) 6.00% of the aggregate outstanding principal amount of the Parent Specified Debt, to any Non-Obligor Parent Entity the proceeds of which are used by such Non-Obligor Parent Entity to pay amortization and interest payments in respect of the Parent Specified Debt; and”;
(p)    Section 10.06 of the Facility Agreement is hereby amended by amending and restating clause (ii) therein to read in its entirety as follows:
“(ii)    loans may be made and other transactions may be entered into (i) among the Group Members to the extent permitted by Sections 10.02, 10.04 and 10.05 or (ii) in accordance with Section 10.04(xxii);”;
(q)    Section 10.09 of the Facility Agreement is hereby amended by deleting the reference to “or (xvi)” contained therein and replacing the same with “, (xvi) or (xxx)”;
(r)    Section 11.01 of the Facility Agreement is hereby amended by amending and restating clause (d) therein to read in its entirety as follows:
“(d)    Default Under Other Agreements. (i)  Any Group Member or, solely with respect to Parent Specified Debt, any Non-Obligor Parent Entity shall (x) default in any payment of any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration is required other than, in any case, voluntary prepayments or terminations permitted under this Agreement), any such Indebtedness to become due prior to its stated maturity (except with respect to secured Indebtedness to the extent the same become due as a result of sale or transfer of the property or assets securing such Indebtedness), or (ii) any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt and, in the case of any Non-Obligor Parent Entity, Parent Specified Debt) of any Group Member (or, solely with respect to Parent Specified Debt, any Non-Obligor Parent Entity) shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or other prepayments permitted by this Agreement, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 11.01(d) unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least £15,000,000; or”;

(s)    Section 13 of the Facility Agreement is hereby amended by adding the following Section 13.26 to the end of such Section:
“13.26    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction, in full or in part, of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”;
(t)    Section 15.07 of the Facility Agreement is hereby amended by amending clause (b)(iii) contained therein by deleting the reference to “No reallocation” contained therein and replacing the same with “Subject to Section 13.26, no reallocation”;
(u)    Section 17 of the Facility Agreement is hereby amended by adding the following Section 17.19 to such Section, the current Section 17.19 through 17.25 to be renumbered 17.20 through 17.26 and all references to such Sections to be updated accordingly:
“17.19    Guarantee Limitations for Dutch Obligor. Notwithstanding any other provision of this Agreement, the guarantee, indemnity and other obligations of any Dutch Obligor expressed to be assumed in this Agreement shall be deemed not to be assumed by such Dutch Obligor to the extent (i) such Dutch Obligor is a public limited liability company (naamloze vennootschap) and (ii) that the same would constitute unlawful financial assistance within the meaning of article 2:98c of the Dutch Civil Code.” and
(v)    The Facility Agreement is hereby further amended by adding Schedule 1.01(e) in the form attached hereto.
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligors represents and warrants to each other party hereto that, as of the Amendment Effective Date:
(a)    this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Facility Agreement (as amended by this Amendment) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(b)    after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.
SECTION 4.    Effectiveness. (a) This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied (or waived) (which, in the case of clause (iii) below, may be concurrent with the satisfaction of the other conditions specified below):
(i)    The Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Obligors party hereto and the Required Lenders;
(ii)    The conditions set forth in Section 7.01 of the Facility Agreement shall be satisfied on and as of the Amendment Effective Date both immediately before and after giving effect to this Amendment, and the Administrative Agent shall have received a certificate of an Authorized Officer of each of the Borrowers, dated the Amendment Effective Date, to such effect; and
(iii)    The Borrower shall have paid all fees and other amounts due to the Agents (and their relevant affiliates) and the Lenders, including all costs, fees and expenses (including, without limitation, legal fees and expenses) in connection with this Amendment and any other costs, fees and expenses (including, without limitation, legal fees and expenses) of the Administrative Agent required to be paid or reimbursed pursuant to the Facility Agreement, and other compensation payable to the Agents (and their affiliates) or the Lenders to the extent due.

(b)    The Administrative Agent shall notify the Parent Guarantors and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 5.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Facility Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other provision of the Facility Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Obligors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other Credit Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Facility Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Facility Agreement in any other Credit Document shall be deemed a reference to the Facility Agreement as amendment by this Amendment. This Amendment shall constitute a “Credit Document” for all purposes of the Facility Agreement and the other Credit Documents.
SECTION 6.    Costs and Expenses; Affirmation. (a) Each of the Obligors hereby jointly and severally agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, all in accordance with the terms and conditions of Section 13.01 of the Facility Agreement.
(b)    By executing and delivering a counterpart hereof, each of the Obligors hereby agrees that all Loans shall be guaranteed pursuant to Section 17 of the Facility Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

TRU EUROPE LIMITED,
as the European Parent Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TRU IBERIA HOLDINGS 1, S.L.U.,
as the Spanish Parent Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Attorney

TRU AUSTRALIA HOLDINGS, LLC,
as the Australian Parent Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Vice President - International Controller of Toys “R” Us, Inc.

TOYS “R” US (UK) LIMITED,
as a U.K. Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

TOYS “R” US LIMITED,
as a U.K. Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US GMBH,
as the German Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Managing Director

TOYS “R” US IBERIA, S.A.U.,
as the Spanish Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Attorney

TOYS “R” US (AUSTRALIA) PTY LTD,
as the Australian Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Authorized Officer
TRU (UK) H7 LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

TRU (UK) H8 LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US HOLDINGS LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US PROPERTIES LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US FINANCIAL SERVICES LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

TRU (UK) H4 LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TRU (FRANCE) FINANCE LTD.,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TRU (FRANCE) HOLDINGS LTD.,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TRU IBERIA HOLDINGS 2, S.L.U.,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Attorney

TRU (BVI) FINANCE II, LTD.
as a Guarantor

By: /s/ John Gregory
Name: John Gregory
Title: Director

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

TOYS “R” US SARL

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: gérant (legal representative)

TRU (UK) H6, LLC,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Vice President – International Controller

BABIES “R” US (AUSTRALIA) PTY LTD,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Authorized Officer

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent, Co-Collateral Agent, Security Agent, Facility Agent and Issuing Lender

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

BANK OF AMERICA, N.A.,
as Lender
By: /s/ Christine Hutchinson
Name: Christine Hutchinson
Title: Director

Citibank, N.A.,
as Lender
By: /s/ Brendan Mackay
Name: Brendan Mackay
Title: Director & Vice President

GOLDMAN SACHS INTERNATIONAL BANK
as Lender
By: /s/ Vinod Kumar Godugula
Name: Vinod Kumar Godugula
Title: Vice President

JPMorgan Chase Bank, N.A., as Lender
as Lender
By: /s/ Donna DiForio
Name: Donna DiForio
Title: Authorized Officer

J.P. Morgan Europe Limited,
as Lender
By: /s/ Matthew Sparkes
Name: Matthew Sparkes
Title: Authorised Signatory

Wells Fargo Bank International
as Lender
By: /s/ Kieran O'Brien
Name: Kieran O'Brien
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended
and Restated Syndicated Facility Agreement]

Form of Schedule 1.01(e)

1.
An omnibus deed of pledge with respect to IP rights, movables, account receivables, insurance receivables, intercompany receivables and trade receivables, between TRU Global Imports B.V. as pledgor and the Security Agent as pledgee.

2.	A deed of pledge of shares in the capital of the Dutch Obligor, between TRU (UK) H8 Limited as pledgor, the Security Agent as pledgee and TRU Global Imports B.V. as company.

3.	A joinder agreement to the Facility Agreement joining TRU Global Imports B.V. as a Guarantor thereunder.

4.	A Perfection Certificate Supplement relating to TRU Global Imports B.V.

5.
All related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings, officer’s certificates and “know your customer” information) as TRU Global Imports B.V. would have been required to deliver pursuant to Section 6 of the Facility Agreement had TRU Global Imports B.V. been an Obligor on the Second Restatement Effective Date, which among other documentation includes:

a.
a copy of a resolution of the managing board or board of directors of TRU Global Imports B.V. approving the terms of, and the transactions contemplated by, the Credit Documents to which it is a party, resolving that it executes the Credit Documents to which it is a party and authorizing a specified person or persons to execute the Credit Documents to which it is a party on its behalf;

b.
if applicable, a copy of a resolution signed by all the holders of the issued shares in TRU Global Imports B.V., approving the terms of, and the transactions contemplated by, the Credit Documents to which TRU Global Imports B.V. is a party;

c.
if applicable, a copy of a resolution signed by all the supervisory board members of TRU Global Imports B.V., approving the terms of, and the transactions contemplated by, the Credit Documents to which TRU Global Imports B.V. is a party;

d.
if applicable, a copy of the positive and unconditional advice of TRU Global Imports B.V.’s works council (ondernemingsraad), giving a positive advice in relation to the transactions contemplated by the Credit Documents to which TRU Global Imports B.V. is a party; and

e.
a legal opinion of NautaDutilh N.V., special Dutch counsel to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Co-Collateral Agents, the Security Agent and each of the Lenders, covering the matters incident to the transactions contemplated by the Credit Documents to be entered into by TRU Global Imports B.V. as the Administrative Agent may reasonably request.

Form of Schedule 1.01(e)

6.	An updated copy of Schedule I to the Facility Agreement including notice information for the Dutch Obligor.